Exhibit 10.2

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Asterisks denote omissions.

FIFTEENTH AMENDMENT
to
PROGRAM AGREEMENTS

JPMORGAN CHASE BANK, N.A.
(SUCCESSOR BY MERGER TO BANK ONE, N.A.)

This Fifteenth Amendment to Program Agreements (this “Fifteenth Amendment”) is entered into as of the 2nd day of October, 2006 (the “Fifteenth Amendment Effective Date”) and amends that certain Note Purchase Agreement, entered into by and  between JPMorgan Chase Bank, N.A. (successor  by merger to Bank One, N.A.), (“JPMorgan Chase”) and The First Marblehead Corporation dated as of May 1, 2002 , as previously amended  (the “Note Purchase Agreement”). Capitalized terms used herein without definition shall have the meaning set forth  for such terms in the Note Purchase Agreement.

WHEREAS, FMC, JPMorgan Chase, The Education Resources Institute, Inc. (“TERI”), and U.S. Bank National Association have  entered into that certain Thirteenth Amendment to Program Agreements dated as of May 1, 2006 (“Thirteenth Amendment”), effective as set forth in Section IX thereof, which, among other things,  adopted (a) in Section III thereof, a new Minimum Purchase Price in Section 2.05 of the Note Purchase Agreement as reflected in Exhibit C thereto, and (b) in Section VI(A) thereof, marketing expenditures for the Education One Loan Program for calendar years 2006-2010; and

WHEREAS, FMC, JPMorgan Chase, and  TERI  have entered into that certain Fourteenth Amendment to Program Agreements dated as of  July 5, 2006 (“Fourteenth Amendment”), which, among other things, established the  Minimum Purchase Price  for School Channel Expanded Tier loans; and

WHEREAS, FMC and JPMorgan Chase desire to adopt a revised Minimum Purchase Price and  a revised  marketing expenditure with respect to calendar year 2007, as set forth herein below;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, it is hereby agreed as follows:

1.             Minimum Purchase Price. FMC and JPMorgan Chase hereby amend and restate the Minimum Purchase Price adopted in Section III and Exhibit C to the Thirteenth Amendment, as supplemented in Section 3 and Exhibit B to the Fourteenth Amendment, by hereby adopting the Minimum Purchase Price set forth on Exhibit A attached hereto and Section 2.05 of the Note Purchase Agreement shall be deemed to be amended accordingly.

2.             Marketing Expenditure. Subject to FMC’s performance of its obligations under the Note Purchase Agreement, including those contained within Section VI(B) of the Thirteenth Amendment, Section 2.02 of the Note Purchase Agreement, (as most recently amended under  Section VI(A) of the Thirteenth Amendment), is hereby amended by deleting the words [**]  from clause (b) thereof and  inserting the following in lieu thereof:

[**]

3.             Effectiveness.

(A)        Section 1 of this Amendment shall be effective for all loans subject to the Note Purchase Agreement which are purchased under the Note Purchase Agreement  after  the Fifteenth Amendment Effective Date, and through the completion of the  sale under the Note Purchase Agreement of loans with  corresponding applications  first received before February 1, 2008. For loans sold under the Note Purchase Agreement  with corresponding applications received on or after February 1, 2008, unless otherwise agreed after the date hereof, the Minimum Purchase

Price adopted in Section III and Exhibit C to  the Thirteenth Amendment, as supplemented in Section 3 and Exhibit B to  the Fourteenth Amendment, shall be in effect.

(B)        Section 2 of this Amendment shall be effective as of the date first set forth above.

4.             Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

5.             Full Force and Effect. The Note Purchase Agreement, as previously amended and  as further amended herein, remains in full force and effect and is hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto by their duly authorized representatives have executed this Amendment as of the date first written above.

THE FIRST MARBLEHEAD CORPORATION		JPMORGAN CHASE BANK, N.A., as successor by merger to Bank One, N.A.
By:	/s/ Sandra M. Stark	By:	/s/ Jeffrey Levine
Name:	Sandra M. Stark	Name:	Jeffrey Levine
Title:	Executive Vice President	Title:	Senior Vice President

2

Table of Exhibits

Exhibit A	Minimum Purchase Price

Exhibit A

MINIMUM PURCHASE PRICE

2.05.       Minimum Purchase Price.

On the Purchase Date, Program Lender shall assign and convey all Seasoned Loans included in the Pool to FMC, or a Purchaser Trust, in consideration of receipt of the Minimum Purchase Price therefor. For purposes of this Agreement the term “Minimum Purchase Price” shall mean the sum of the following amounts with respect to each of the Seasoned Loans to be purchased:

(a)          The unpaid principal amount [**] of the Seasoned Loans in the Pool; plus

(b)         [**] accrued and unpaid interest on such Seasoned Loans, [**]; plus

(c)   To the extent not paid by Advanced Fees (as defined in Schedule 3.3 of the Guaranty Agreement):

(i)    [**] fees paid by Program Lender to TERI with respect to such Seasoned Loans [**]; plus

(ii)         The amount of [**] Guaranty Fees due to TERI at the time of the Purchase Transaction [**]; plus

(iii)     The amount of [**] Guaranty Fees paid by Program Lender to TERI at disbursement of the loan [**]; plus

(iv)       The amount of [**] Guaranty Fees due to TERI at the time of the Purchase Transaction [**]; plus

(d)   A marketing fee and loan premium, [**] of the Seasoned Loans as follows (for tier references see Schedule 3.3 of the Guaranty Agreement):

WITH RESPECT TO EDUCATION ONE LOANS (EXCLUDING CAMPUS ONE AND CORPORATE ADVANTAGE)

1.                 with respect to Direct to Consumer K-12 Creditworthy Loans, [**]%;

2.                 with respect to Direct to Consumer Continuing Education Creditworthy Loans, [**]% for [**];

3.                 with respect to Direct to Consumer Undergraduate Creditworthy Loans, [**]% for [**];

4.                 with respect to Direct to Consumer Graduate Creditworthy Loans, [**]% for [**];

5.                 with respect to Direct to Consumer Undergraduate Creditworthy Expanded Tier Loans, [**]% for [**];

6.                 with respect to Direct to Consumer Graduate Creditworthy Expanded Tier Loans, [**]% for [**]; and

7.                 with respect to Direct to Consumer Continuing Education Creditworthy Expanded Tier Loans, [**]% for [**].

WITH RESPECT TO EDUCATION ONE CORPORATE ADVANTAGE LOANS:

8.      with respect to Direct to Consumer K-12 Creditworthy Loans, [**]%;

9.      with respect to Direct to Consumer Continuing Education Creditworthy Loans, [**]% for [**];

10.   with respect to Direct to Consumer Undergraduate Creditworthy Loans, [**]% for [**];

11.   with respect to Direct to Consumer Graduate Creditworthy Loans, [**]% for [**];

12.   with respect to Direct to Consumer Undergraduate Creditworthy Expanded Tier Loans, [**]% for [**];

13.   with respect to Direct to Consumer Graduate Creditworthy Expanded Tier Loans, [**]% for [**]; and

14.   with respect to Direct to Consumer Continuing Education Creditworthy Expanded Tier Loans, [**]% for [**].

WITH RESPECT TO CAMPUS ONE LOANS (SERVICED AT AES):

15.   with respect to Campus One Loan Program Continuing Education Creditworthy Loans, [**]% for [**];

16.   with respect to Campus One Loan Program Undergraduate Creditworthy Loans, [**]% for [**];

17.   with respect to Campus One Loan Program Graduate Creditworthy Loans, [**]% for [**];

18.   with respect to Campus One Loan Program Graduate Credit-ready Loans, [**]%;

19.   with respect to Campus One Loan Program  Undergraduate Creditworthy Health Profession Loans; Graduate Creditworthy Health Profession Loans; Accelerated Creditworthy Health Profession Loans; and Residency Creditworthy Health Profession Loans; [**]% for [**];

20.   with respect to Campus One Loan Program Graduate Credit-ready Health Profession Loans; Accelerated Credit-ready Health Profession Loans; and Residency Credit-ready Health Profession Loans, [**]%;

21.   with respect to Campus One Undergraduate Creditworthy Expanded Tier Loans, [**]% for [**]

22.   with respect to Campus One Graduate Creditworthy Expanded Tier Loans, [**]% for [**];

23.   with respect to Campus One Creditworthy Health Profession Expanded Tier Loans, [**]% for [**].

24.   with respect to Campus One Gold Loan Program Continuing Education Creditworthy Loans, [**]% for [**];

25.   with respect to Campus One Gold Loan Program Undergraduate Creditworthy Loans, [**]% for [**];

26.   with respect to Campus One Gold Loan Program Graduate Creditworthy  Loans, [**]% for [**];

27.   with respect to Campus One Gold Loan Program Graduate Credit-ready  Loans, [**]%;

28.   with respect to Campus One Gold Loan Program Undergraduate Creditworthy Health Profession  Loans; Graduate Creditworthy Health Profession  Loans; Accelerated Creditworthy Health Profession  Loans; and Residency Creditworthy Health Profession  Loans, [**]% in [**];

29.   with respect to Campus One Gold Loan Program Graduate Credit-ready Health Profession  Loans; Accelerated Credit-ready Health Profession  Loans; and Residency Credit-ready Health Profession  Loans, [**]%.

30.   with respect to Campus One Gold Undergraduate Creditworthy Expanded Tier Loans, [**]% for [**]

31.   with respect to Campus One Gold Graduate Creditworthy Expanded Tier Loans, [**]% for [**];

32.   with respect to Campus One Gold Creditworthy Health Profession Expanded Tier Loans, [**]% for [**].

WITH RESPECT TO CAMPUS ONE LOANS (SERVICED AT ACS):

33.   with respect to Campus One Loan Program Continuing Education Creditworthy Loans, [**]% for [**];

34.   with respect to Campus One Loan Program Undergraduate Creditworthy Loans, [**]% for [**];

35.   with respect to Campus One Loan Program Graduate Creditworthy Loans, [**]% for [**];

36.   with respect to Campus One Loan Program Graduate Credit-ready Loans, [**]%;

WITH RESPECT TO CAMPUS ONE LOANS (SERVICED AT GREAT LAKES):

37.   with respect to Campus One Loan Program Continuing Education Creditworthy Loans, [**]% for [**];

38.   with respect to Campus One Loan Program Undergraduate Creditworthy Loans, [**]% for [**];

39.   with respect to Campus One Loan Program Graduate Creditworthy Loans, [**]% for [**];

40.   with respect to Campus One Undergraduate Creditworthy Expanded Tier Loans, [**]% for [**]

41.   with respect to Campus One Graduate Creditworthy Expanded Tier Loans, [**]% for [**];

42.   with respect to Campus One Creditworthy Health Profession Expanded Tier Loans, [**]% for [**].

43.   with respect to Campus One Loan Program Graduate Credit-ready Loans, [**]%;

44.   with respect to Campus One Loan Program  Undergraduate Creditworthy Health Profession Loans; Graduate Creditworthy Health Profession Loans; Accelerated Creditworthy Health Profession Loans; and Residency Creditworthy Health Profession Loans; [**]% for [**];

45.   with respect to Campus One Loan Program Graduate Credit-ready Health Profession Loans; Accelerated Credit-ready Health Profession Loans; and Residency Credit-ready Health Profession Loans, [**]%;

(e)          MINUS [**] Advanced Fees (as defined in Schedule 3.3 to the Guaranty Agreement) reimbursed to Lender by TERI [**].